HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-151805       HV-6777 - Hartford 403(b) Cornerstone Innovations(SM)

Supplement dated October 21, 2013 to your Prospectus

REORGANIZATION POSTPONEMENT

LORD ABBETT CLASSIC STOCK FUND INTO LORD ABBETT CALIBRATED DIVIDEND GROWTH FUND - CLASS A

As a result of the failure to meet quorum on October 11, 2013, the shareholders’ vote scheduled for October 11, 2013 has been postponed to November 7, 2013.  In addition, the Fund Addition, Fund Reorganization and Fund Closure with an effective date of on or about October 11, 2013 is hereby changed to as soon as possible after the shareholder meeting on November 7, 2013.

In addition, the reference to October 10, 2013 regarding your allocation of new Contributions or transfers to the Merging Fund Sub-Account is hereby deleted.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.